                                                                  Exhibit 10.1.2

                              SUSQUEHANNA MEDIA CO.

                                LETTER AMENDMENT
                          DATED AS OF NOVEMBER 19, 1999

[SUSQUEHANNA MEDIA LOGO]

SUSQUEHANNA MEDIA CO.     140 EAST MARKET STREET         SUSQUEHANNA RADIO CORP.
                          YORK, PENNSYLVANIA 17401       SUSQUEHANNA CABLE CO.
November 19, 1999         (717) 848-5500
                          FAX (717) 771-1440

To First Union National Bank
as Agent and the Lenders Party to
the Credit Agreement, dated as of
May 12, 1999, as amended as of
July 19, 1999, among Susquehanna
Media Co., the Subsidiary Guarantors, the
Agent and the Lenders referred to therein.

                     Re: Amendment No. 2 to Credit Agreement

Dear Sir/Madam:

      Susquehanna Fiber Systems, Inc. ("Fiber"), a subsidiary of Susquehanna Media Co. would like to issue 5 shares of its capital stock (representing approximately 1/2% interest in Fiber) to John Ramirez, an employee of Media or a subsidiary of Media. This transaction is not permitted under the terms of the Credit Agreement referred to above (the "Credit Agreement").

      Accordingly, the undersigned hereby requests your consent to the amendment of Sections 7.25 and 7.28 of the Credit Agreement to allow this transaction. Specifically, we wish to amend the second sentence of Section 7.25 of the Credit Agreement to read as follows:

            No Subsidiary of the Company shall issue, authorize the issuance of, or obligate itself to issue any shares of its capital stock or ownership interests to any Person, that (i) would contravene any other provision of this Agreement, including result in a Change of Control, or (ii) would result in there being capital stock or ownership interests of a Subsidiary that is not pledged pursuant to the Pledge Agreements, except that (a) stock and options to purchase non-voting stock of BlazeNet and of Susquehanna Radio may be issued pursuant to the stock option plans of such Subsidiaries presently in effect without requiring that such stock be pledged pursuant to the Pledge Agreements so long as the amount of stock of BlazeNet and of Susquehanna Radio that is not pledged does not exceed an aggregate of ten percent (10%) of the issued and outstanding stock of each such entity and (b) five shares of capital stock of Susquehanna Fiber Systems, Inc. may be issued to an employee of the Borrower or a subsidiary of Borrower thereof without requiring that such stock be pledged pursuant to the Pledge Agreements.

(Obviously, clause (b) is the provision that would be new and address this issue.) Moreover, we wish to amend paragraph (d) of Section 7.28 of the Credit Agreement by adding the following phrase at the end immediately preceding the period: "and except as otherwise permitted by Section 7.25 above".

                    Subsidiary of Susquehanna Pfaltzgraff Co.

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:


----------------------------------------
Name of Lender


By:
    ------------------------------------
Name:
Title:

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Bank of America N.A.
----------------------------------------
Name of Lender


By: Roselyn Drake
    ------------------------------------
Name: Roselyn Drake
Title: Principal

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Union Bank of California, N.A.
----------------------------------------
Name of Lender


By: Jenny Dongo
    ------------------------------------
Name: Jenny Dongo
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Brown Brothers Harriman & Co.
----------------------------------------
Name of Lender


By: J. Clark O'Donoghue
    ------------------------------------
Name: J. Clark O'Donoghue
Title: Manager

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Mellon Bank, N.A.
----------------------------------------
Name of Lender


By: Nancy E. Gale
    ------------------------------------
Name: Nancy E. Gale
Title: Assistant Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

KEY CORPORATE CAPITAL INC.
----------------------------------------
Name of Lender


By: Kenneth J. Keeler
    ------------------------------------
Name:  KENNETH J. KEELER
Title: SENIOR VICE PRESIDENT

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

The Bank of Nova Scotia
----------------------------------------
Name of Lender


By: VINCENT J. FITZGERALD, JR.
    ------------------------------------
NAME:  VINCENT J. FITZGERALD, JR.
Title: AUTHORIZED SIGNATORY

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Summit Bank
----------------------------------------
Name of Lender


By: Donald J. Oberj Jr.
    ------------------------------------
Name: Donald J. Oberj Jr.
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

PNC Bank, N.A.
----------------------------------------
Name of Lender


By: Karen L. Koomen
    ------------------------------------
Name:  Karen L. Koomen
Title: Assistant Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

AllFirst Bank
----------------------------------------
Name of Lender


By: Timothy A. Knabe
    ------------------------------------
Name: Timothy A. Knabe
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Firstrust Bank
----------------------------------------
Name of Lender


By: Kent Nelson
    ------------------------------------
Name: Kent Nelson
Title: VP

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

FIRST HAWAIIAN BANK
----------------------------------------
Name of Lender


By: TRAVIS RUETENIK
    ------------------------------------
Name: TRAVIS RUETENIK
Title: ASST. VICE PRESIDENT

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Bank of Montreal
----------------------------------------
Name of Lender


By: W. T. CALDER
    ------------------------------------
Name: W. T. CALDER
Title: MANAGING DIRECTOR

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

CRESTAR BANK
----------------------------------------
Name of Lender


By: [ILLEGIBLE]
    ------------------------------------
Name: [ILLEGIBLE]
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Bank of Hawaii
----------------------------------------
Name of Lender


By: [ILLEGIBLE]
    ------------------------------------
Name: [ILLEGIBLE]
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

U.S. Bank
----------------------------------------
Name of Lender


By: Matthew S. Thoreson
    ------------------------------------
Name:  Matthew S. Thoreson
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

City National Bank
----------------------------------------
Name of Lender


By: Rod Bollins
    ------------------------------------
Name: Rod Bollins
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Compagnie Financiere de CIC
et de l'Union Europeenne
----------------------------------------
Name of Lender


By: Marcus Edward                               Sean Mounier
    ------------------------------------        --------------------------------
Name: Marcus Edward                             Sean Mounier
Title: Vice President                           First Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

THE CIT GROUP/EQUIPMENT FINANCING, INC.
----------------------------------------
Name of Lender


By: J.E. PALMER
    ------------------------------------
Name: J.E. PALMER
Title: ASSISTANT VICE PRESIDENT

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

MICHIGAN NATIONAL
----------------------------------------
Name of Lender


By: JEFFREY W. BILLY
    ------------------------------------
Name: JEFFREY W. BILLY
Title: VICE PRESIDENT

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

National City Bank of Pennsylvania
----------------------------------------
Name of Lender


By: [ILLEGIBLE]
    ------------------------------------
Name:
Title:

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

General Electric Capital Corporation
----------------------------------------
Name of Lender


By: KARL KIEFFER
    ------------------------------------
Name: KARL KIEFFER
Title: DULY AUTHORIZED SIGNATORY

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
---------------------------------------------
Name of Lender


By: Sheila Finnery
    ------------------------------------
Name: Sheila Finnery
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

Highland Legacy Limited
By: Highland Capital Management as Collateral Manager
-----------------------------------------------------
Name of Lender


By: James Dondero, CFA, CFA
    ------------------------------------
Name: James Dondero, CFA, CFA
Title: President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

New York Life Insurance Co.
----------------------------------------
Name of Lender


By: S. Thomas Knoff
    ------------------------------------
Name: S. Thomas Knoff
Title: Director

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

PILGRIM PRIME RATE TRUST
By: Pilgrim Investments, Inc.
as its investment manager
----------------------------------------
Name of Lender


By: Robert L. Wilson
    ------------------------------------
Name: Robert L. Wilson
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President

The Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby in all respects confirmed, approved and ratified, subject to the requested amendments if approved by you. Please indicate your approval by signing a counterpart of this letter agreement and returning the same to

                        Jill Bronson
                        Drinker Biddle & Reath LLP
                        One Logan Square
                        18th and Cherry Street
                        Philadelphia, PA 19103-6996
                        Fax: 215-988-2757.

As you know Drinker Biddle & Reath LLP is counsel to the Agent on this matter. Please send Jill a faxed signature page as well as a hard copy by overnight mail.

      If you have any questions of a business matter, please call Elizabeth Elmore at 215-786-4321, Senior Vice President in charge of this credit for the Agent. Jill Bronson, at 215-988-2665, will address any questions of a legal nature. Thank you.

                                Very Truly Yours,

                                SUSQUEHANNA MEDIA CO., FOR ITSELF AND ON BEHALF OF THE SUBSIDIARY GUARANTORS


                                By: Alan L. Brayman
                                    -----------------------------------
                                Name: Alan L. Brayman
                                Title: Treasurer

Agreed to by:

SEQUILS - Pilgrim I, Ltd.
By: Pilgrim Investments, Inc.
as its investment manager
----------------------------------------
Name of Lender


By: Robert L. Wilson
    ------------------------------------
Name: Robert L. Wilson
Title: Vice President

FIRST UNION NATIONAL BANK,
As Agent and a Lender

By: Elizabeth Elmore
   -------------------------------------
Name: Elizabeth Elmore
Title: Senior Vice President


                                        2